UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                      PLACECITYWASHINGTON, STATED.C.  20549
                             ______________________
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                                    FORM 8-K
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 22, 2006
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                         DYNAMIC BIOMETRIC SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)
                             ______________________
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           NEVADA         001-32706                  20-4809793
    (State or other (Commission File Number)       (IRS Employer
     jurisdiction of                            Identification Number)
      incorporation)


                1711 WEST GREENTREE DRIVE, SUITE 116
                     TEMPE, ARIZONA                         85284
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (480) 705-9110

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 22, 2006, Dynasig Corporation ("DynaSig"), a wholly owned subsidiary of Dynamic Biometric Systems, Inc. ("DBSI"), entered into an Internet Marketing Services Agreement (the "IMS Agreement") with AXT Media Group, LLC, a Tempe, Arizona-based Internet sales and marketing agent ("AXTM"). AXTM will be the exclusive provider of online marketing and provide the fulfillment center for all standard DynaSig products. Services to be provided to DynaSig under the IMS Agreement include: (i) developing and executing a strategy for marketing and selling the DynaSig product line via an integrated Internet-based ecommerce and affiliate marketing platform; (ii) managing the fulfillment of orders and customer service email inquiries; and (iii) processing returns and credits to customer accounts for sales that arise due to AXTM's marketing efforts. DynaSig shall pay AXTM a service fee (the "Base Service Fee") estimated to be no more than 50% of DynaSig's stated MSRP plus any shipping revenues less any AXTM expenses. In the event that DynaSig offers to wholesale customers and/or retail distributors a price that is less than 50% of MSRP, then DynaSig will inform AXTM and evaluate the AXTM agreement. DynaSig will retain title to the products sold and the credit risk. AXTM will provide customer service, a website and all sales processing, including returns if any.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(D)     EXHIBITS

Exhibit No.          Description
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10.23     Internet Marketing Services Agreement dated August 22, 2006, between
AXT Media Group, LLC and DynaSig


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DYNAMIC  BIOMETRIC  SYSTEMS,  INC.


August  23,  2006                    By:     /s/  Richard  C.  Kim
                                             ---------------------
                                             Richard C. Kim,
                                             Chief Executive Officer
                                             and President


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                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION

10.23 Internet Marketing Services Agreement dated August 22, 2006, between AXT Media Group, LLC and DynaSig

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